UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K/A


                                       CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               Date of Report: April 22, 1996




                                REPUBLIC NEW YORK CORPORATION
                   (Exact name of registrant as specified in its charter)




          Maryland                     1-7436                    13-2764867
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)



                452 Fifth Avenue, New York, New York               10018
               (Address of principal executive offices)          (Zip Code)



             Registrant's telephone number, including area code: (212) 525-6100

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     This amended Current Report on Form 8-K is being filed in connection with Republic New York Corporation's Current Report on Form 8-K, dated March 15, 1996, which reported the completion, on February 29, 1996, of the previously announced acquisition of Brooklyn Bancorp, Inc. ("BBI") by Republic New York Corporation (the "Corporation"). This amended Current Report on Form 8-K includes the Pro Forma Combined Condensed Statement of Condition for the Corporation and BBI at December 31, 1995, giving effect to the Corporation's acquisition of BBI as if it had been consummated on that date. Also presented is the Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1995, giving effect to the Corporation's acquisition of BBI as if it had been consummated on January 1, 1995.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)      Financial Statements of Brooklyn Bancorp, Inc.

      There is hereby incorporated herein by reference, from the filings submitted by Brooklyn Bancorp, Inc. to the Securities and Exchange Commission (File No. 0-23888), the following financial statements:

      1. Annual Report on Form 10-K for the year ended December 31, 1994.

      2. Quarterly Report on Form 10-Q for the three month period ended March 31, 1995.

      3. Quarterly Report on Form 10-Q for the six month period ended June 30, 1995.

      4. Quarterly Report on Form 10-Q for the nine month period ended September 30, 1995.

      (b)    Pro Forma Financial Information


                               REPUBLIC NEW YORK CORPORATION
                                 AND BROOKLYN BANCORP, INC.

                     PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial information presents the Pro Forma Condensed Statement of Condition of Republic New York Corporation (the "Corporation") and Brooklyn Bancorp, Inc. ("BBI") at December 31, 1995, giving effect to the acquisition of BBI as if it had been consummated on that date. Also presented is the Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1995, giving effect to the acquisition of BBI as if it had been consummated on January 1, 1995. The pro forma information is based on the historical financial statements of the Corporation and BBI after giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying Notes to Pro Forma Combined Condensed Financial Information. The assets and liabilities of BBI have been adjusted to fair value using purchase accounting adjustments based upon preliminary estimates and evaluations as of December 31, 1995. Such preliminary estimates and assumptions are subject to change as additional information is obtained. The allocations of purchase cost are subject to final determination, based upon estimates and other evaluations of fair value, as of February 29, 1996, the date the purchase was consummated. Therefore, the allocations reflected in the Pro Forma Combined Condensed Financial Information may differ from the amounts ultimately determined.

The pro forma information, which is more fully described in the notes thereto, has been prepared by the Corporation's management based upon the financial statements of the Corporation incorporated by reference herein and the financial statements of BBI at December 31, 1995 and for the one-year period then ended. This pro forma information may not be indicative of the results that actually would have occurred if the purchase had been consummated on the dates indicated or that may be obtained in the future. The pro forma financial information should be read in conjunction with the notes thereto and the audited financial statements and notes of the Corporation in its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and the audited financial statements and notes of BBI in their Annual Report on Form 10-K for the year ended December 31, 1994, and their Quarterly Reports on Form 10-Q for the three month, six month and nine month periods ended March 31, 1995, June 30, 1995 and September 30, 1995, respectively, all of which reports are hereby incorporated herein by reference.


                                   REPUBLIC NEW YORK CORPORATION AND
                                         BROOKLYN BANCORP, INC.

                            PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
                                          December 31, 1995
                                            (In Thousands)
                                             (Unaudited)

                                                                            (Historical)
                                                                 ---------------------------------     Pro Forma
                                                                        The            Brooklyn       Adjustments
                                                                   Corporation       Bancorp, Inc.    Notes (1)(2)      Pro Forma
                                                                 --------------      -------------    ------------    --------------

Assets:
Cash and due from banks                                          $    675,683      $     67,527      $       --        $    743,210
Interest-bearing deposits with banks                                6,094,495           278,079          (529,518)        5,843,056
Precious metals                                                     1,250,038              --                --           1,250,038
Total investment securities                                        16,238,545         2,071,766            (3,013)       18,307,298
Trading account assets                                              4,035,606              --                --           4,035,606
Federal funds sold and securities purchased
    under resale agreements                                         1,749,268           255,542              --           2,004,810

Loans, net of unearned income                                       9,843,960         1,318,933           (68,055)       11,094,838
    Allowance for possible loan losses                               (300,593)          (45,415)             --            (346,008)
                                                                 ------------      ------------      ------------      ------------
       Loans, net                                                   9,543,367         1,273,518           (68,055)       10,748,830

Customers' liability on acceptances                                   818,007              --                --             818,007
Investment in affiliate                                               722,466              --                --             722,466
Premises and equipment                                                436,771            36,040            (8,167)          464,644
Other assets                                                        2,317,308           141,595           264,825         2,723,728
                                                                 ------------      ------------      ------------      ------------
       Total assets                                              $ 43,881,554      $  4,124,067      $   (343,928)     $ 47,661,693
                                                                 ============      ============      ============      ============

Liabilities and stockholders' equity:
Total deposits                                                   $ 24,919,633      $  3,638,926      $     10,155      $ 28,568,714
Trading account liabilities                                         3,719,651              --                --           3,719,651
Short-term borrowings                                               3,890,768              --                --           3,890,768
Acceptances outstanding                                               819,766              --                --             819,766
Due to factored clients                                               528,684              --                --             528,684
Other liabilities                                                   3,033,693            76,869            31,230         3,141,792
Long-term debt                                                      1,555,111              --                --           1,555,111
Subordinated long-term debt and perpetual
    capital notes                                                   2,406,440            20,300             2,659         2,429,399

Stockholders' equity:
    Cumulative preferred stock                                        575,000              --                --             575,000
    Common stock                                                      281,298               120              (120)          281,298
    Warrants                                                             --               9,000            (9,000)             --
    Surplus                                                           590,008           466,868          (466,868)          590,008
    Retained earnings (deficit)                                     1,636,264           (88,089)           88,089         1,636,264
    Net unrealized (depreciation) appreciation on
       securities available for sale, net of taxes                    (74,762)               73               (73)          (74,762)
                                                                 ------------      ------------      ------------      ------------
       Total stockholders' equity                                   3,007,808           387,972          (387,972)        3,007,808
                                                                 ------------      ------------      ------------      ------------
       Total liabilities and stockholders' equity                $ 43,881,554      $  4,124,067      $   (343,928)     $ 47,661,693
                                                                 ============      ============      ============      ============

See Notes to Pro Forma Combined Condensed Financial Information.


                                REPUBLIC NEW YORK CORPORATION AND
                                     BROOKLYN BANCORP, INC.

                        PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                 Year Ended December 31, 1995
                             (In Thousands, Except Per Share Data)
                                         (Unaudited)

                                                                    (Historical)
                                                            --------------------------       Pro Forma
                                                                The           Brooklyn      Adjustments
                                                            Corporation   Bancorp, Inc.    Notes (1) (3)   Pro Forma
                                                            -----------   ------------     ------------   ------------
Interest income:
Interest and fees on loans                                   $  749,719     $  132,929      $   5,794      $  888,442
Interest on deposits with banks                                 526,185         29,089        (31,771)        523,503
Interest and dividends on investment securities:
      Taxable                                                   927,740        105,286            924       1,033,950
      Exempt from federal income taxes                           89,744           --             --            89,744
Interest on trading account assets                               55,736           --             --            55,736
Interest on federal funds sold and securities
      purchased under resale agreements                          97,547          3,747           --           101,294
                                                             ----------     ----------      ----------     ----------
         Total interest income                                2,446,671        271,051        (25,053)      2,692,669
                                                             ----------     ----------      ----------     ----------

Interest expense:
Interest on deposits                                          1,138,075        146,105         (5,371)      1,278,809
Interest on short-term borrowings                               218,804           --             --           218,804
Interest on long-term debt                                      270,893          1,893           --           272,786
                                                             ----------     ----------      ----------     ----------
         Total interest expense                               1,627,772        147,998         (5,371)      1,770,399
                                                             ----------     ----------      ----------     ----------

Net interest income                                             818,899        123,053        (19,682)        922,270
Provision for loan losses                                        12,000          7,500           --            19,500
                                                             ----------     ----------      ----------     ----------
Net interest income after provision for
      loan losses                                               806,899        115,553        (19,682)        902,770
                                                             ----------     ----------      ----------     ----------

Other operating income:
Income from precious metals                                      38,049           --             --            38,049
Foreign exchange trading income                                 113,051           --             --           113,051
Trading account profits and commissions                          24,746           --             --            24,746
Investment securities gains, net                                 25,663          2,935           --            28,598
Net gain on loans sold or held for sale                           6,765           --             --             6,765
Commission income                                                56,935           --             --            56,935
Equity in earnings of affiliate                                  79,481           --             --            79,481
Other income                                                     68,191         32,988           --           101,179
                                                             ----------     ----------      ----------     ----------
         Total other operating income                           412,881         35,923           --           448,804
                                                             ----------     ----------      ----------     ----------

Other operating expenses:
Salaries and employee benefits                                  381,616         31,040           --           412,656
Occupancy, net                                                   57,975         18,179           (448)         75,706
Restructuring and related charges                               120,000           --             --           120,000
Other expenses                                                  262,074         29,910         17,257         309,241
                                                             ----------     ----------      ----------     ----------
         Total other operating expenses                         821,665         79,129         16,809         917,603
                                                             ----------     ----------      ----------     ----------

Income before income taxes                                      398,115         72,347        (36,491)        433,971
Income tax expense                                              109,466         32,059         (6,732)        134,793
                                                             ----------     ----------      ----------     ----------
Net income                                                   $  288,649     $   40,288      $ (29,759)     $  299,178
                                                             ==========     ==========      ==========     ==========

Net income applicable to common stock                        $  252,182     $   40,288      $ (29,759)     $  262,711
                                                             ==========     ==========      ==========     ==========
Net income per common share:
      Primary                                                $     4.66     $     3.21                     $     4.86
      Fully diluted                                          $     4.59     $     3.21                     $     4.78
Average common shares outstanding:
      Primary                                                    54,060         12,559                         54,060
      Fully diluted                                              56,199         12,740                         56,199

See Notes to Pro Forma Combined Condensed Financial Information.

                               REPUBLIC NEW YORK CORPORATION
                                 AND BROOKLYN BANCORP, INC.

                NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                                        (Unaudited)

NOTE 1. The Pro Forma Combined Condensed Financial Information is based upon the historical financial statements of the Corporation and BBI adjusted as follows for the purposes of this pro forma presentation. Certain accounts as previously reported by BBI in both the Statement of Condition and Statement of Income have been reclassified to provide consistency with the Corporation's reporting format.

Under the agreement between the Corporation and BBI, BBI was acquired on February 29, 1996 for approximately $529.5 million in an all cash transaction at $41.50 per share for all shares of common stock and common stock equivalents. The cost of funding this transaction by the Corporation, through the liquidation of interest bearing deposits with banks, has been included in the accompanying pro forma presentations.

NOTE 2. The assumptions underlying the pro forma adjustments are summarized as follows:

(a)  The  estimated  fair  value   adjustments  have  been  determined  by  the
Corporation based upon information provided by BBI, additional information obtained in the preliminary review of BBI's operations and various assumptions deemed appropriate by the Corporation. Certain fair value estimates may change as refinements are made. The fair values ultimately determined may be different from those values used in the pro forma adjustments included herein.

Assumptions relating to the estimates of fair value of the net tangible and intangible assets of BBI are summarized as follows:

 (i) Investment securities were valued at their estimated market value as of December 31, 1995. The resulting net discount is being accreted into interest income on a constant yield basis over an average life of approximately four years.

 (ii) Loans were valued based upon market interest rates as of December 31, 1995. The resulting net discount is being accreted into interest income on a constant yield basis over an average life of approximately seven years.

 (iii) Premises and equipment were adjusted to fair market value. The resultant adjustment is being accreted into income on a straight-line basis of thirty-five years for premises and ten years for equipment.

 (iv) Deposits were valued based upon interest rates for comparable liabilities as of December 31, 1995. The resulting premium is being accreted into interest expense on a constant yield basis over an average life of approximately two years.

 (v)   Subordinated   long-term  debt  was  valued  at  actual  based  upon  the
Corporation's purchase of this debt in the open market at current market value.

 (vi) The core deposit intangible asset is being amortized on a straight-line basis over a life of seven years. The excess of cost over the market value of nets assets acquired, goodwill, is being amortized to expense on a straight-line basis over a life of fifteen years.

(b) The following table summarizes the fair value adjustments used to adjust the assets and liabilities of BBI to estimated market value:


                                                                             December 31,
                                                                                1995
                                                                           --------------
                                                                           (In Thousands)
Purchase Accounting Adjustments Summary:
    Net Assets Acquired                                                    $      387,972
        Fair Value Adjustments:
            Investment securities                                                  (3,013)
            Loans                                                                 (68,055)
            Premises and equipment                                                 (8,167)
            Other assets       -Deferred income tax                                42,822
                               -Other assets                                        2,003
                               -Core deposit intangible                            34,000
                               -Goodwill                                          186,000
            Deposits                                                              (10,155)
            Subordinated long-term debt                                            (2,659)
            Other liabilities                                                     (31,230)
                                                                         ----------------
                Net Fair Value Adjustments                                        141,546
                                                                         ----------------
            Cost of acquisition                                            $      529,518
                                                                         ================



NOTE 3. The Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1995 reflects the combination of historical operating results of
the  Corporation  and  BBI  and  includes  the  necessary  purchase   accounting
adjustments as if the combination had taken place on January 1, 1995. The purchase accounting adjustments used in the preparation of the Pro Forma Combined Condensed Statement of Income are summarized below.

                                                                       Year
                                                                      Ended
                                                                   December 31,
                                                                       1995
                                                                 ---------------
                                                                  (In Thousands)
Net income of the Corporation                                         $ 288,649
Net income of Brooklyn Bancorp. Inc.                                     40,288
Pro Forma Adjustments:
     Amortization/Accretion of Purchase Accounting Adjustments:
        Investment securities                                               924
        Loans                                                             5,794
        Premises and equipment                                              448
        Core deposit intangible                                          (4,857)
        Deposits                                                          5,371
        Goodwill                                                        (12,400)
     Opportunity cost on net assets acquired                            (31,771)
     Tax effect of pro forma adjustments                                  6,732
                                                                      ---------
Total Pro Forma Adjustments                                             (29,759)
                                                                      ---------
Pro Forma Net Income                                                  $ 299,178
                                                                      =========





NOTE 4. The following table sets forth the projected effect of purchase accounting adjustments on the operating results of the Corporation in future periods. The projected amortization and accretion is subject to change in the event such assets are subsequently sold and to variations between expected payments and those which may actually occur.


                                                       1996       1997       1998         1999        2000
                                                       ----       ----       ----         ----        ----
                                                                        (In Thousands)

Accretion of discount adjustment on loans          $  5,794    $  6,186    $ 7,888     $  8,277    $  8,033
Accretion of investment securities
      market value adjustment                           924         226         274         340         367
Amortization of premises and equipment                  448         448         448         448         448
Amortization of premium adjustment on deposits        5,371       2,481       1,146         902         255
Income tax expense                                   (4,388)     (3,269)     (3,415)     (3,488)     (3,186)
Amortization of core deposit intangible              (4,857)     (4,857)     (4,857)     (4,857)     (4,857)
Amortization of goodwill                            (12,400)    (12,400)    (12,400)    (12,400)    (12,400)
                                                   --------    --------    --------    --------    --------
     Net debit to operations                       $ (9,108)   $(11,185)   $(10,916)   $(10,779)   $(11,340)
                                                   ========    ========    ========    ========    ========

                              PRO FORMA
               COMPUTATION OF EARNINGS PER COMMON SHARE
                              UNAUDITED
                 (In thousands except per share data)

                                                                         Year
                                                                        Ended
                                                                    December 31,
                                                                         1995
                                                                    ------------
Primary:

          Earnings:
            Net income - the Corporation                              $ 288,649
            Less preferred stock dividends                              (36,467)
            Net income - BBI                                             40,288
            Pro forma adjustments                                       (29,759)

                                                                      ---------
            Net income applicable to
              common stock as adjusted                                $ 262,711
                                                                      =========

          Shares:
            Average number of common
              shares outstanding - the Corporation historic              54,060
                                                                      =========

          Net income per common share                                 $    4.86
                                                                      =========


Fully Diluted:

          Earnings:
            Net income applicable to
              common stock - the Corporation                          $ 252,182
            Net income - BBI                                             40,288
            Pro forma adjustments                                       (29,759)
            Add dividends applicable to
              convertible preferred stock                                 5,920
                                                                      ---------

            Net income applicable to
              common stock as adjusted                                $ 268,631
                                                                      =========

          Shares:
            Average number of common
              shares outstanding- the Corporation historic               54,060

            Add shares assumed issued upon
              exercise of stock options                                     161

            Add shares assumed issued upon
              conversion of preferred stock                               1,978
                                                                      ---------

            Average number of common shares
              outstanding as adjusted                                    56,199
                                                                      =========

          Net income per common share                                 $    4.78
                                                                      =========


            (c)  Exhibits

             2    Agreement and Plan of Merger dated as of September 23,
                  1995 by and among Republic New York Corporation, LRNY Incorporated and Brooklyn Bancorp, Inc. (Incorporated herein by reference to such exhibit filed with the Corporation's filing on Schedule 13D dated October 2, 1995).

            23    Consents of Experts and Counsel




                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REPUBLIC NEW YORK CORPORATION


                                    BY:  William F. Rosenblum, Jr.
                                         Senior Vice President


Date:  April 22, 1996

                                       EXHIBIT INDEX


Exhibit No.             Description

     23                 Consent of Arthur Andersen LLP